AVAILABLE FOR SALE SECURITIES	6 Months Ended
Jun. 30, 2017
Investments, Debt and Equity Securities [Abstract]
AVAILABLE FOR SALE SECURITIES
AVAILABLE-FOR-SALE SECURITIES
Marketable securities held by the Company are debt securities and share investments considered to be available-for-sale securities.

(in thousands of $)	June 30, 2017	December 31, 2016
Amortized cost	198,568	197,449
Accumulated net unrealized (loss)/gain	(87,766)	(78,960)
Available-for-sale securities	110,802	118,489

The Company's investment in marketable securities consists of investments in shares and convertible and secured notes which mature in 2019 and 2022. Available-for-sale securities are recorded at fair value, with unrealized gains and losses recorded as a separate component of "Other comprehensive income". The accumulated net unrealized loss on available-for-sale securities included in "Other comprehensive income" at June 30, 2017, was $87.8 million (December 31, 2016: $79.0 million).

The investment in shares at June 30, 2017 consists of shareholding in various related party entities, which is comprised of listed shares in a Frontline Ltd. (“Frontline”) with a carrying value of $63.0 million (December 31, 2016: $78.2 million), shares in NorAm Drilling Company AS (“NorAm Drilling”) traded on the Norwegian Over the Counter market ("OTC") with a carrying value of $2.0 million (December 31, 2016: $1.4 million), and shares in Golden Close Maritime Corp. Ltd. (“Golden Close”) traded on the Norwegian OTC with a carrying value of $0.6 million (December 31, 2016: $nil). See also Note 15: Related party transactions.

The investment in convertible and secured notes at June 30, 2017, consists of listed and unlisted corporate bonds with a total carrying value of $45.1 million (December 31, 2016: $38.9 million).